SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2001

OVERTURE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26365	95-4652060

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

74 North Pasadena Avenue, Third Floor, Pasadena CA	91103

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 685-5600

GOTO.COM, INC.

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
OVERTURE SERVICES, INC. FORM 8-K
OVERTURE SERVICES, INC. FORM 8-K
OVERTURE SERVICES, INC. 8-K

Item 5. Other Events

     On October 8, 2001, the registrant changed its corporate name from “GoTo.com, Inc.” to “Overture Services, Inc.” and its Nasdaq Stock Market ticker symbol from “GOTO” to “OVER.” Effective at the start of trading on October 8, 2001, the registrant’s common stock is traded on the Nasdaq Stock Market under the ticker symbol “OVER.” Stockholders do not need to exchange stock certificates in connection with the corporate name and ticker symbol change.

     In addition, on October 8, 2001, the registrant issued a press release regarding the change of its corporate name and Nasdaq Stock Market ticker symbol, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits

     (c)   Exhibits

2.1	Certificate of Ownership and Merger Merging Overture Services, Inc. into GoTo.com, Inc.

4.1	Specimen Common Stock Certificate

99.1	Press release dated October 8, 2001, “GOTO OFFICIALLY BECOMES OVERTURE — New Name Marks Company’s First Profitable Quarter"

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTURE SERVICES, INC.

/s/ Todd Tappin

Todd Tappin
Secretary and Chief Financial Officer

Date: October 9, 2001

EXHIBIT INDEX

Exhibit No.	Description

2.1	Certificate of Ownership and Merger Merging Overture Services, Inc. into GoTo.com, Inc.

4.1	Specimen Common Stock Certificate.
99.1	Press release dated October 8, 2001, “GOTO OFFICIALLY BECOMES OVERTURE — New Name Marks Company’s First Profitable Quarter"